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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 6, 2002

                          Instinet Group Incorporated
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              (Exact Name of Registrant as Specified in Charter)

           Delaware                  000-32717                13-4134098
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  (State or Other Jurisdiction     (Commission File         (IRS Employer
       of Incorporation)               Number)             Identification No.)

3 Times Square, New York, New York                            10036
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     (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events and Regulation FD Disclosure.

        On December 6, 2002, Instinet Group Incorporated ("Instinet") issued a press release announcing that Andre Villeneuve is retiring as Executive Chairman of Instinet Group Incorporated on December 31, 2002. Ian Strachan is appointed to succeed him as non-executive Chairman effective January 2003. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

           Item 7. Financial Statements and Exhibits.

(c) Exhibits

        Number       Description

        99.1 Press Release of Instinet Group Incorporated issued December 6, 2002: Instinet Announces New Chairman



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                       INSTINET GROUP INCORPORATED
                                               Registrant



Date: December 9, 2002
                                             By: /s/ John F. Fay
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                                                 John F. Fay
                                                 Chief Financial Officer




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                                 EXHIBIT INDEX


Exhibit Number     Description
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99.1               Press Release of Instinet Group Incorporated issued
                   December 6, 2002: Instinet Announces New Chairman



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